UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2019 (November 26, 2019)

SURGE COMPONENTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27688	11-2602030
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

95 East Jefryn Blvd., Deer Park, New York	11729
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 595-1818

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act: n/a

Title of each class	Trading Symbol(s)	Name of each Exchange on which registered.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 26, 2019, Surge Components, Inc. (the “Company”) held its annual meeting of stockholders (the “Meeting”). At the Meeting, the Company’s stockholders (i) re-elected Ira Levy, Steven J. Lubman, Alan Plafkar and Martin Novick as directors of the Company, to hold office until the 2020 annual meeting of stockholders, (ii) ratified the appointment of Seligson & Giannattasio, LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2019, (iii) approved the compensation of the Company’s named executive officers and (iv) ratified the amendment to the rights plan designed to protect and preserve the substantial tax benefits of the Company’s net operating loss carryforwards for the purpose of extending the plan for three years.

Set forth below are the final voting results for each of the proposals:

Proposal No. 1 – Election of directors

Ira Levy, Steven J. Lubman, Alan Plafkar and Martin Novick were elected to serve as directors of the Company until the 2020 annual meeting of stockholders or until their successors are elected and qualified or until their earlier resignation or removal. The voting results were as follows:

Director	Votes For	Votes Withheld	Broker Non-Vote
Ira Levy	2,354,909	609,448	1,268,096
Steven J. Lubman	2,355,379	609,008	1,268,096
Alan Plfkar	2,351,076	613,281	1,268,096
Martin Novick	2,383,752	580,605	1,268,096

Proposal No. 2 – Ratification of appointment of independent registered public accounting firm

The appointment of Seligson & Giannattasio, LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2019 was ratified. The voting results were as follows:

Votes For	Votes Against	Abstentions
3,875,926	504	260,450

Proposal No. 3 – Advisory vote regarding the approval of compensation paid to named executive officers

The compensation of the Company’s named executive officers was approved, on an advisory basis. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Vote
2,352,232	350,334	261,791	1,268,096

Proposal No. 4 –Ratification of the amendment to the NOL rights plan

The amendment to the NOL rights plan was ratified. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Vote
2,374,295	588,551	1,511	1,268,096

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGE COMPONENTS, INC.

Date: December 2, 2019	By:	/s/ Ira Levy
Name: Ira Levy
Title: Chief Executive Officer